                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of April 13, 2000, is among MARKETING SPECIALISTS CORPORATION, MARKETING SPECIALISTS SALES COMPANY, PAUL INMAN ASSOCIATES, INC., AND BROMAR, INC. ("BORROWERS"), each of the banks or other lending institutions which is a party hereto (individually a "BANK" and collectively the "BANKS") and THE CHASE MANHATTAN BANK, individually as a Bank and as agent for itself and the other Banks ( in its capacity as agent, the "AGENT").

                                    RECITALS:

         Borrowers, the Agent, and the banks listed on the signature pages thereto have entered into that certain Credit Agreement dated as of March 30, 2000 (as the same may hereafter be amended or otherwise modified, the "AGREEMENT"). Borrowers, Agent and the Banks now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                    ARTICLE 2

                                   AMENDMENTS

         Section 2.1 AMENDMENT TO SCHEDULE 9.1. Schedule 9.1 of the Agreement is hereby amended by adding the language set forth on Schedule 9.1 of this Amendment.

AMENDMENT TO CREDIT AGREEMENT - Page 1

                                    ARTICLE 3

                              CONDITIONS PRECEDENT

         Section 3.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date;

                  (b) No Default or Event of Default shall have occurred and be continuing; and

                  (c) All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                                    ARTICLE 4

                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         Section 4.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrowers, the Agent, and the Banks party hereto agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 4.2 REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant to Agent and the Banks as follows: (a) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; (b) after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date; (c) the execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of Borrowers and does not and will not: (1) violate any provision of law applicable to Borrowers, the certificate of incorporation, bylaws, partnership agreement, membership agreement, or other applicable governing document of Borrowers or any order, judgment, or decree of any court or agency of government binding upon Borrowers, (2) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrowers; (3) result in or require the creation or imposition

AMENDMENT TO CREDIT AGREEMENT - Page 2
of any material lien upon any of the assets of Borrowers; or (4) require any approval or consent of any Person under any material contractual obligation of Borrowers; and (d) the articles of incorporation, bylaws, partnership agreement, certificate of limited partnership, membership agreement, articles of organization or other applicable governing document of the Borrowers and the resolutions of the Borrowers attached as exhibits to the Certificate of Secretary of Borrowers dated March 30, 2000 have not been modified or rescinded and remain in full force and effect.

                                    ARTICLE 5

                                  MISCELLANEOUS

         Section 5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Bank or any closing shall affect the representations and warranties or the right of Agent or any Bank to rely upon them.

         Section 5.2 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 5.3 EXPENSES OF BANK. As provided in the Agreement, Borrowers agree to pay on demand all costs and expenses incurred by Agent or any Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Agent's and each Banks' legal counsel.

         Section 5.4 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 5.5 APPLICABLE LAW. This Amendment and all other Loan Documents executed pursuant hereto shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

         Section 5.6 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Agent, each Bank and each Borrower and its respective successors and assigns, except Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Banks.

AMENDMENT TO CREDIT AGREEMENT - Page 3

         Section 5.7 COUNTERPARTS. This Amendment may be executed in one or more counterparts and on telecopy counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 5.8 EFFECT OF WAIVER. No consent or waiver, express or implied, by Agent or any Bank to or for any breach of or deviation from any covenant, condition or duty by Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.9 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Section 5.11 REQUIRED BANKS. Pursuant to Section 13.11 of the Agreement, the Agreement may be modified as provided in this Amendment with the agreement of the Required Banks which means Banks having (a) sixty-six and two-thirds percent (66 2/3%) or more of the Commitments or (b) if the Commitments have been terminated, sixty-six and two-thirds percent (66 2/3%) or more of the outstanding principal amount of the Loans and participations or other interests in the Letter of Credit Liabilities (such percentage applicable to a Bank, herein such Bank's "REQUIRED BANK PERCENTAGE"). For purposes of determining the effectiveness of this Amendment, each Bank's Required Bank Percentage is set forth on Schedule 5.11 hereto.

         Executed as of the date first written above.

                                         BORROWERS:

                                         MARKETING SPECIALISTS CORPORATION

                                         By:
                                            ----------------------------------
                                                  Name:
                                                       -----------------------
                                                  Title:
                                                        ----------------------

                                         MARKETING SPECIALISTS SALES COMPANY

AMENDMENT TO CREDIT AGREEMENT - Page 4

                            By:
                               -----------------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                            PAUL INMAN ASSOCIATES, INC.

                            By:
                               -----------------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                            BROMAR, INC.

                            By:
                               -----------------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                           AGENT AND BANKS:

                           THE CHASE MANHATTAN BANK,
                           individually as a Bank and as the Agent

                            By:
                               -----------------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------


                           CREDIT SUISSE/FIRST BOSTON

                            By:
                               -----------------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------



                           FLEET CAPITAL CORPORATION

                            By:
                               -----------------------------------------------
                                    Name:
                                         -------------------------------------

AMENDMENT TO CREDIT AGREEMENT - Page 5

                                    Title:
                                          ------------------------------------





















AMENDMENT TO CREDIT AGREEMENT - Page 6

                                  Schedule 5.11
                                     to the
                     First Amendment to the Credit Agreement

                            REQUIRED BANK PERCENTAGE

================================================================================================================
                                                                               Banks Agreeing to Amendment
                                                                       (insert % from prior column if Bank signs
                                        Required Bank                    this Amendment then total %'s in this
             Bank                      Percentage Held                                  column)
================================================================================================================
The Chase Manhattan Bank                   33.333%                                    33.333%
----------------------------------------------------------------------------------------------------------------
Fleet Capital Corporation                  33.333%                                    33.333%
----------------------------------------------------------------------------------------------------------------
Credit Suisse/First Boston                 33.333%                                    33.333%
================================================================================================================
TOTAL                                                  100%                           100%
================================================================================================================
















AMENDMENT TO
CREDIT AGREEMENT - Solo Page

                                  Schedule 9.1
                                     to the
                     First Amendment to the Credit Agreement

7.       Please see attached Schedule 9.1(a).


















AMENDMENT TO
CREDIT AGREEMENT - Solo Page

                                 Schedule 9.1(a)
                                       to
                        Marketing Specialists Corporation
                                Credit Agreement

     EXISTING DEBT TO BE ASSUMED BY MARKETING SPECIALISTS IN RELATION TO THE
                             SALES FORCE ACQUISITION

             (LONG TERM OBLIGATION BALANCES AS OF FEBRUARY 29, 2000)

Note payable to Oklahoma City dated_____________ with terms of ________ and a current balance of $92,734.98.

Notes payable to former ESOP participants (68) with various dates and terms of 5 years and an aggregate current balance of $1,058,841.51.

Cordie Plan II obligation dated ______________ with a current balance of $7,980.50.

Klein Plan II obligation dated ______________ with a current balance of $6,673.46.

Sparks Plan II obligation dated ______________ with a current balance of $1,653.87.

Tracy Plan II obligation dated ______________ with a current balance of $10,113.36.

Zieska Plan II obligation dated ______________ with a current balance of $7,959.45.

Deferred compensation - Individual Plans dated _______ with a current balance of $2,051.11.

Booth Obligation dated _______________ with a current balance of $19,166.21.

Weitz Deferred Commission obligation dated _______________ with current balance of $54,886.41.

Note Payable to St. Louis - Fanger dated _______________ with current balance of $602.19.

Note Payable to St. Louis - Leeker dated _______________ with current balance of $1,795.80.

Note Payable to St. Louis - Baker dated _______________ with current balance of $45,982.11.

Deferred Salary obligation - K. Weitz dated ______________ with a current balance of $67,076.35.


AMENDMENT TO
CREDIT AGREEMENT - Solo Page

Stock Purchase Note to G. Tracy dated _______________ with terms of _______________ with a current balance of $839,024.93.

Stock Note to J. McArthur dated ____________ with terms of ________________ with a current balance of $1,081,600.00.

Note Payable to Linda Cordie dated ________________ with terms of _________________ and a current balance of $73,125.00.


                NEW DEBT TO BE ISSUED BY MARKETING SPECIALISTS
                  IN RELATION TO THE SALES FORCE ACQUISITION

Subordinated Notes Payable to the former stockholders of The Sales Force Companies, Inc. dated April 14, 2000 in the aggregate amount of $7,459,920 as set forth below:

NO.               NAME                                   AMOUNT
---               ----                               ---------------
1                 John Adrian                        $   49,213.33
2                 Jim Bailey                         $   24,606.66
3                 Joseph Berg                        $  328,088.84
4                 Jack Carr                          $   98,426.65
5                 Ronald D. Cordie                   $  262,471.07
6                 Doug Daley                         $   98,426.65
7                 Helmut Friz                        $  147,639.98
8                 Thomas J. Gallagher                $  762,806.55
9                 Craig Goldford                     $  411,751.49
10                Bob Gostomski                      $   49,213.33
11                Charles Gross                      $    8,202.22
12                Gary Halls                         $  276,906.98
13                Jim Hoffman                        $  111,550.21
14                Susan Johnson                      $   49,213.33
15                Kenton M. Klein, Jr.               $  131,235.54
16                William F. Lee                     $  853,030.98
17                James McArthur                     $   98,426.65
18                Doyle McCormick                    $   49,213.33
19                Paul H. Mills                      $  590,559.91
20                Brad Morris                        $   98,426.65
21                Larry Murphy                       $   24,606.66
22                James B. Murray                    $  196,853.30
23                Laura Newman                       $   98,426.65
24                Kevin O'Shea                       $   49,213.33
25                Thomas Plechaty                    $  114,831.09
26                Jack Qualls                        $  111,550.21

AMENDMENT TO
CREDIT AGREEMENT - Solo Page



27                Lee Rasmussen                      $  164,044.42
28                Brian Renfro                       $   49,213.33
29                Donn C. Robbins                    $1,246,737.60
30                Mark L. Scissors                   $   39,698.75
31                Kevin Thompson                     $   49,213.33
32                Philip G. Tujo                     $  180,448.86
33                Kenneth R. Weitz                   $  426,515.49
34                Rick Wineberg                      $   98,426.65
35                Michael Wollis                     $    4,101.11
36                Scot Woolley                       $   98,426.65
37                Reginald L. Zieska                 $    8,202.22














AMENDMENT TO
CREDIT AGREEMENT - Solo Page